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                                                                  Exhibit 10.1

                                 FIRST AMENDMENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                  FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of this 23rd day of December, 2002, by and among ImageMax, Inc., a Pennsylvania corporation, and ImageMAX of Delaware, Inc., a Delaware corporation (collectively, the "Borrowers"); and the Lenders who are or may become a party to such Credit Agreement (as further amended hereby, and COMMERCE BANK, NA, as Agent for the Lenders (this "First Amendment").

                                   Background

                  The Borrowers, Lenders and Agent are parties to that certain Amended and Restated Credit Agreement, dated as of June 9, 2000, and the Second Amendment to Credit Agreement dated as of June 13, 2002, pursuant to which the Lenders agreed to extend certain credit facilities to the Borrowers on the terms and conditions of set forth therein and in the other Loan Documents as defined therein (collectively, the "Credit Agreement"). All initially capitalized terms used herein, and not otherwise defined herein shall have the same meaning as ascribed to such terms in the Credit Agreement.

                  The Borrowers have requested that the Lenders increase the amount of the Maximum Available Credit to an amount not to exceed Six Million ($6,000,000) Dollars, subject to certain limitations as otherwise set forth in the Credit Agreement, as amended by this First Amendment, and the Lenders have agreed to such increase in the Maximum Available Credit, all as more particularly set forth herein, which agreement is expressly subject to the terms, conditions and provisions hereof.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

         1. Amendments to Credit Agreement

                  (a) Amendment and Restatement of Paragraph 2.1.4 of the Credit Agreement. Paragraph 2.1.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           2.1.4 Maximum  Available  Credit.  The outstanding
principal balance of the Revolving Credit Facility shall not exceed, at any time, the lesser of: (i) Six Million ($6,000,000) Dollars, less the aggregate face amount of Letters of Credit issued by the Agent for the benefit of the Borrowers pro rata on account of the Lenders; or (ii) the sum of (a) Eighty (80%) Percent of Borrowers' Eligible Accounts Receivable (or such lesser percentage as the Agent in its sole and absolute discretion (exercised in good faith in its reasonable judgment), may determine) less an amount equal to the aggregate amount of trade payables of any of the Borrowers due to Minolta Corporation and Canon USA, Inc., and any of their respective Affiliates, and (b) Thirty-Five (35%) Percent of Borrower's accounts receivable, which are in excess of ninety (90) days from the date of the billing thereof, but in all other respects comport to the definition of Eligible Accounts Receivables of the Borrower (the "Over 90-Day Receivables"), provided, however that the Advance against such Over 90-Day Receivables shall not exceed Three Hundred Fifty Thousand ($350,000) Dollars, all of the forgoing determined in accordance with the last prevailing Borrowing Base Certificate delivered to Agent Bank in the form of Schedule 2.1.4 hereof (the "Maximum Available Revolving Credit"). Borrowers jointly and severally agree to immediately repay, without notice or demand, any principal balance of the Revolving Credit Facility in excess of the Maximum Available Revolving Credit. Unless Agent or the Lenders shall request more frequently, Borrowers shall submit to the Agent no less frequently than once a month, a Borrowing Base Certificate.

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         To evidence the increase in the potential amount of the Maximum
Available Credit, and as a condition precedent to the effectiveness of this First Amendment, Borrowers shall execute and deliver to Agent for the benefit of the respective Lenders the First Amended Revolving Credit Notes in the form attached hereto as Schedule 1.

         (b) Amendment and Restatement of Schedule 1 to Credit Agreement.
Schedule 1 of the Credit Agreement is herby Amended and Restated as of the date hereof as follows:

                                   Commitments

-------------------------------------------------------------------------------------------------------------------
LENDER                            COMMITMENT         REVOLVING CREDIT    TERM LOAN FACILITY    TOTAL COMMITMENT
                                  PERCENTAGE             FACILITY
-------------------------------------------------------------------------------------------------------------------
COMMERCE BANK, NA                     60%               $3,600,000          $  738,000            $4,338,000
-------------------------------------------------------------------------------------------------------------------
FIRSTRUST BANK                        40%               $2,400,000          $  492,000            $2,892,000
-------------------------------------------------------------------------------------------------------------------
TOTAL                                100%               $6,000,000          $1,230,000            $7,230,000
-------------------------------------------------------------------------------------------------------------------

         2. Amendment Fee; and Expenses of Agent and Lenders. In consideration of the accommodations to be extended by the Lenders for the benefit of the Borrowers hereunder, and as a condition precedent to the Lenders' agreement to extend such accommodations, the Borrowers shall forthwith pay to: (i) the Agent, ratably for the benefit of the Lenders, an Amendment Fee in the amount of Five Thousand ($5,000) Dollars, which Amendment Fee is hereby deemed fully earned and non-refundable; and (ii) the Agent, all costs and expenses incurred by the Agent in connection with the documentation of this First Amendment, including, but not limited to, all fees and expenses of Agent's counsel incurred in connection herewith.
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         3. Certain Acknowledgements of Borrowers. Borrowers hereby acknowledge, ratify and confirm, for the benefit of the Agent and the Lenders, each and all of the following:

                  (a) Borrowers hereby unconditionally acknowledge and confirm that as of the date hereof, the outstanding Obligations of the Borrowers in respect of the Term Loan is in the amount of Five Million Two Hundred Sixty-Three Thousand Eight Hundred Eighteen Dollars and Twenty-Seven Cents ($5,263,818.27) Dollars, and in respect of the Revolving Credit Loans is in the amount of One Million Two Hundred Thirty-Four Thousand Six Hundred Sixty-Three Dollars and Nineteen Cents ($1,234,663.19) and that all Obligations under the Loan Documents are owing to the Lenders without claim, counterclaim, right to recoupment, defense, or setoffs of any kind or nature whatsoever; and

                  (b) Except as expressly set forth herein, Borrowers hereby ratify, confirm and reaffirm in all respects, without condition, all terms, covenants and conditions set forth in the Loan Documents, and hereby agree that the Borrowers remain jointly, severally and unconditionally liable to the Agent and the Lenders in accordance with the terms thereof, as amended by this First Amendment. Each of the Borrowers further herby ratifies, confirms and reaffirms that all of the Collateral, liens, security interests and pledges created pursuant to the Loan Documents, and/or referenced therein, shall continue unimpaired, in full force and effect, and secure and shall continue to secure each of the Borrower's Obligations to the Agent and the Lenders. Without limiting the foregoing, Borrowers each hereby ratify, confirm and reaffirm any and all warrants of attorney contained in any of the Loan Documents to confess judgment against any or all of the Borrowers remain in full force and effect and that such warrants of attorney were knowingly and voluntarily granted by each of the Borrowers.

         4. Representations and Warranties. To induce the Agent and Lenders to enter into this First Amendment, and to otherwise perform hereunder, each of the Borrowers hereby represents and warrants to the Agent and Lenders both before and after giving effect to the transactions contemplated hereunder that:

                  (a) Organization; Power; and Qualification. Each of the Borrowers is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization. The jurisdictions in which the Borrowers and their respective Subsidiaries are organized and qualified to do business as of the Closing Date are described on
Schedule 6.1.1 of the Credit Agreement;

                  (b) Authorization of the First Amendment. Each of the Borrowers has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this First Amendment. This First Amendment has been duly executed and delivered by the duly authorized officers of the respective Borrowers and each of their respective Subsidiaries party hereto, and each such document constitutes the legal, valid and binding obligation of the Borrowers party thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies;

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                  (c) Compliance. The execution, delivery and performance by the
Borrowers of this First Amendment does not and will not, by the passage of time, the giving of notice or otherwise; (i) require any Governmental Approval or violate any Applicable Law relating to such Borrower; (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of such Borrower or any indenture, agreement or other instrument to which such Borrower is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Borrower other than Liens arising under the Loan Documents; and

                  (d) Ratification. Each and all of the other representations and warranties made by either of the Borrowers to the Agent or the Lenders, whether in the Loan Documents or otherwise are herby ratified and confirmed in full as if republished herein as of the date hereof.

         5. Conditions Precedent to the Effectiveness of this First Amendment. The obligation of the Lenders to close this First Amendment and to extend the financial accommodations contemplated hereby, or to otherwise perform hereunder, is subject to the satisfaction of the Agent and the Required Lenders in their sole and absolute discretion, of each of the following conditions:

                  (a) Receipt by Agent of an executed copy of this First Amendment;

                  (b) Receipt by each Lender of an executed First Amended and Restated Revolving Credit Note in the form attached hereto as Schedule 1;

                  (c) Receipt by Agent in form and substance satisfactory to Agent of a First Amendment to the Amended and Restated Subordination Agreement, dated as of June 13, 2002, providing inter alia for the consent by the Creditors (as such term is defined therein) to the amendments contemplated hereby;

                  (d) Payment of the Amendment Fee and all costs and expenses incurred by the Agent in connection with the documentation of this First Amendment, including, but not limited to, all fees and expenses of Agent's counsel incurred in connection herewith;

                  (e) The Agent shall have received a certificate from a Responsible Officer in form and substance satisfactory to the Agent, to the effect that all representations and warranties of the Borrowers contained in the Credit Agreement, as amended hereby, and the other Loan Documents are true, correct and complete; that neither of the Borrowers is in violation of any of the covenants contained in the credit Agreement, as amended hereby, and the other Loan Documents; that, after giving effect to the transactions contemplated by this First Amendment, no Default or Event of Default has occurred and is continuing; and that the Borrowers has satisfied each of the closing conditions;

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                  (f) The Agent shall have received a certificate of the
secretary or assistant secretary of the Borrowers certifying as to the incumbency and genuineness of the signature of each officer of the Borrowers executing this First Amendment, the First Amended and Restated Notes, the First Amendment to the Amended and Restated Subordination Agreement, and any of the other Loan Documents in connection herewith and therewith to which it is a party and certifying that attached thereto is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of each of the Borrowers authorizing the borrowings contemplated hereunder and the execution, delivery and performance of this First Amendment, the First Amended and Restated Notes, the First Amendment to the Amended and Restated Subordination Agreement, and any of the other Loan Documents in connection herewith and therewith;

                  (g) The Agent shall have received favorable opinions of counsel to the Borrowers addressed to the Agent and the Lenders with respect to the Borrowers, this First Amendment, the Loan Documents and such other matters as the Lenders shall request; and

                  (h) No Event of Default. No Default or Event of Default shall have occurred and be continuing.

         6. Miscellaneous.

                  (a) Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

                  (b) Headings. Headings and titles to Sections under this First Amendment are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  (c) One Agreement. This First Amendment, together with the Credit Agreement shall constitute one and the same agreement by and among the parties hereto and thereto and reflects the entire understanding of the parties with respect to the subject matter thereof, as corrected and amended hereby.

                  (d) Pennsylvania Law. The provisions of this First Amendment shall be construed in accordance with the laws of the Commonwealth of Pennsylvania with respect to contracts to be executed and performed within the Commonwealth of Pennsylvania.



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         IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have caused this First Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

                         IMAGEMAX, INC.
                         IMAGEMAX OF DELAWARE, INC.

                         By:  /s/ David B. Walls
                              David B. Walls, Chief Financial Officer of each of the Borrowers


                         COMMERCE BANK, NA,
                         as Agent and Lender

                         By:  /s/ Peter Davis
                              Peter Davis, Senior Vice President


                         FIRSTRUST BANK, as Lender

                         By: /s/ Kent Nelson
                             Kent Nelson, Vice President